UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report:  June 15, 2007
(Date of earliest event reported)

WHITNEY INFORMATION NETWORK, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904
(Address of principal executive offices)

(239) 542-0643
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2007, Chester P. Schwartz, a member of the Board of Directors of Whitney Information Network, Inc. (the “Company”) resigned from its Board of Directors. Mr. Schwartz was Chairman of the Audit Committee.

A copy of Mr. Schwartz’s resignation notification is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01.      Other Events

Developments in the United States Securities and Exchange Commission and Department of Justice investigations

On June 29, 2007, the Company received notice from our Chairman and Chief Executive Officer, Russell A. Whitney, that Mr. Whitney is intending to interview with Wilmer Cutler Pickering Hale and Dorr LLP (“WilmerHale”), consistent with the Company’s continued cooperation with the investigations of the United States Securities and Exchange Commission (“SEC”) and the Department of Justice.

On June 22, 2007, our Co-President and Chief Operating Officer, Ronald S. Simon, interviewed with WilmerHale.

Litigation

On June 15, 2007, the Company was served with a complaint which was filed on May 31, 2007, in Superior Court in San Diego County, California, Central Division, by Gary N. Rogers against Whitney Education Group, Inc., and Wealth Intelligence Academy, Inc., both wholly owned subsidiaries of the Company.  Mr. Rogers is seeking to have the action certified as a class action on behalf of all persons who paid to attend the defendants’ educational and training courses in California.  The complaint alleges that the defendants violated California’s Education Code, specifically the Private Postsecondary and Vocational Education Reform Act of 1989 and the Maxine Waters School Reform and Student Protection Act of 1989.  Plaintiff seeks, among other things, the refund of all tuition received by the defendants in the past three years for the defendants’ educational and training courses in California.

The Company believes that the complaint is without merit and intends to vigorously defend the action.

Postponement of Annual Meeting of Shareholders

The Company also has determined that, due to the pending investigations by the SEC, the Department of Justice and the Special Committee of the Company’s Board of Directors, the Annual Meeting of Shareholders will be postponed from its anticipated date of July 11, 2007.  It is anticipated that the meeting will be called and held as soon as practicable after the Special Committee’s investigation is concluded.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Resignation notification issued by Chester P. Schwartz on July 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.

Date: July 2, 2007	/s/ Alfred R. Novas
Alfred R. Novas
Co-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Resignation notification issued by Chester P. Schwartz on July 2, 2007